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                                                                   EXHIBIT 10.15

                PRENTISS PROPERTIES ACQUISITION PARTNERS, L.P.


    Fifth Amendment to the Second Amended and Restated Agreement of Limited
         Partnership of Prentiss Properties Acquisition Partners, L.P.


                                   RECITALS

          A.  Belair Real Estate Corporation ("Assignor") desires to assign and
                                               --------
Argosy Realty Corporation ("Argosy") desires to acquire 36,464 Series B
                            ------
Cumulative Redeemable Perpetual Preferred Units (the "Argosy Units") of Prentiss
                                                      ------------
Properties Acquisition Partners, L.P. (the "Partnership").
                                            -----------

          B. Assignor desires to assign and Belmar Realty Corporation ("Belmar") desires to acquire 36,464 Series B Cumulative Redeemable Perpetual
  ------
Preferred Units of the Partnership (the "Belmar Units").
                                         ------------

          C. Assignor desires to assign and Belport Realty Corporation ("Belport") desires to acquire 36,464 Series B Cumulative Redeemable Perpetual
---------
Preferred Units of the Partnership (the "Belport Units").
                                         -------------

          D. Assignor desires to assign and Belrieve Realty Corporation ("Belrieve"; each of Argosy, Belmar, Belport and Belrieve being an "Assignee")
----------                                                          --------
desires to acquire 36,464 Series B Cumulative Redeemable Perpetual Preferred Units of the Partnership (the "Belrieve Units"; each of the Argosy Units, Belmar
                               --------------
Units, Belport Units and Belrieve Units being "Assigned Units").
                                               --------------

          Pursuant to Article XI of the Second Amended and Restated Agreement of Limited Partnership, as amended (as so amended, the "Agreement"), of the
                                                     ---------
Partnership, Prentiss Properties I, Inc. as the sole general partner of the Partnership (the "General Partner"), desires to amend the Agreement to admit
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each Assignee as a Substitute Limited Partner with respect to its Assigned
Units.

          NOW, THEREFORE, the General Partner hereby adopts the following amendment to the Agreement.

          1. Exhibit A to the Agreement is hereby amended and restated in its entirety as set forth on Exhibit A attached hereto.
                         ---------

          2. Each Assignee accepts and agrees to be bound by the terms and provisions of the Agreement.

                           [Signature Page Follows]
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          IN WITNESS WHEREOF, the General Partner and the Assignees have executed this Fifth Amendment as of July 9, 1999.

                         GENERAL PARTNER

                         PRENTISS PROPERTIES I, INC.


                         By: /s/  Michael A. Ernst
                             ----------------------------------------
                             Name:   Michael A. Ernst
                             Title:  Chief Financial Officer


                         ASSIGNEES AND SUBSTITUTE LIMITED PARTNERS:

                         ARGOSY REALTY CORPORATION


                         By: /s/ Thomas E. Faust
                             ----------------------------------------
                             Name:  Thomas E. Faust
                             Title: Executive Vice President

                         BELMAR REALTY CORPORATION

                         By: /s/ Thomas E. Faust
                             ----------------------------------------
                             Name:  Thomas E. Faust
                             Title: Executive Vice President

                         BELPORT REALTY CORPORATION

                         By: /s/ Thomas E. Faust
                             ----------------------------------------
                             Name:  Thomas E. Faust
                             Title: Executive Vice President

                         BELRIEVE REALTY CORPORATION

                         By: /s/ Thomas E. Faust
                             ----------------------------------------
                             Name:  Thomas E. Faust
                             Title: Executive Vice President